EXHIBIT 10.1

               Executive Employment Agreement dated as of January 1, 1999, between Mark D. Gainer and
               Union National Financial Corporation (Incorporated by Reference to Exhibit 10.1 to Union National
           Financial Corporation's Annual Report on Form 10-K for the Year Ended December 31, 1998).
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